UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006 (September 13, 2006)

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 13, 2006, the Board of Directors (the “Board”) of OMNI Energy Services Corp. (the “Company”) approved the following compensation plan for directors who are not employees of the Company (“Outside Director”) to be effective October 1, 2006:

a)	Each Outside Director will receive an annual retainer of $40,000 to be paid quarterly;

b)	Each Outside Director who serves as a member of the Compensation Committee will continue to receive an annual retainer of $2,000 to be paid quarterly and the Chairman of the Compensation Committee will continue to receive an annual retainer of $3,000 to be paid quarterly;

c)	Each Outside Director who serves as a member of the Audit Committee will continue to receive an annual retainer of $5,000 to be paid quarterly and the Chairman of the Audit Committee will continue to receive an annual retainer of $7,500 to be paid quarterly;

d)	Each Outside Director who serves as a member of the Corporate Governance Committee will continue to receive an annual retainer of $2,000 to be paid quarterly and the Chairman of the Corporate Governance Committee will continue to receive an annual retainer of $3,000 to be paid quarterly;

e)	Each Outside Director will continue to receive a meeting fee to be paid for Board meetings attended in person of $2,500 per meeting and a meeting fee to be paid for conference calls at $1,000 per meeting;

f)	Each Outside Director will continue to receive a meeting fee to be paid for Committee meetings attended at $500 per meeting, whether in person or by conference call; and

g)	Each Outside Director will continue to be granted an option to purchase 10,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) upon appointment to the Board at an exercise price equal to the fair market value of the Common Stock on the date such person becomes a director. Additionally, each person who is an Outside Director on the day following the annual meeting of the Company’s shareholders will continue to be granted an option to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such date. All such options become fully exercisable on the first anniversary of their date of grant and expire on the tenth anniversary thereof, unless the Outside Director ceases to be a director of the Company, in which case the exercise periods will be shortened. These provisions are effective only in the event that a sufficient number of shares of Common Stock are available under the Sixth Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: September 29, 2006

	By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President